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EXHIBIT 10.4

                         HOTEL OUTSOURCE SERVICES, INC.

                             STOCKHOLDERS' AGREEMENT

     AGREEMENT, dated as of _______ __, 2001, among HOTEL OUTSOURCE SERVICES, INC., a Delaware corporation (the "Company"), HILA INTERNATIONAL CORP., a Delaware corporation ("BarMedit Sub"), BARTECH SYSTEMS INTERNATIONAL, INC., a
Delaware corporation ("Bartech") and the Persons who may hereafter become stockholders of the Company and who execute this Agreement and agree to be bound by the terms and conditions hereof (each such Person and each of BarMedit Sub and Bartech being referred to herein as a "Stockholder," and collectively as the "Stockholders").

                              W I T N E S S E T H:

     WHEREAS, each of the Stockholders beneficially owns the number and class of shares of the Company's common stock, par value $.01 per share (the "Common Stock"), set forth opposite such Stockholders' name on Schedule A hereto (as such Schedule may be amended from time to time); and

     WHEREAS, the parties hereto desire to express their agreement regarding, among other matters, the capitalization, ownership and governance of the Company and the procedures relating to the sale or disposition of shares of the Common Stock, all in the manner and upon the terms and conditions hereinafter provided;

     NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Stockholders hereby agree as follows:

                                    ARTICLE 1

                              DEFINITIONS AND USAGE
..1     Definitions.  Capitalized  terms  used  herein  and not otherwise defined shall  have  the  following  meanings:

     "Affiliate" shall mean as to any specified Person, any other Person directly or indirectly controlling, controlled by or under common control with, such specified Person. For purposes of this definition, the term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management, policies or activities of a Person, whether through the ownership of voting securities, by contract or otherwise.

     "Agreement" this Stockholders' Agreement, as it may be amended from time to time.

"BarMedit" shall mean Bartech Mediterranean, Ltd., a corporation organized under the laws of Israel, and the parent corporation of BarMedit Sub.

"BarMedit Sub" shall mean Hila International Corp., a Delaware corporation and the wholly-owned subsidiary of BarMedit.

"Bartech"  has  the  meaning  set  forth  in  the  Preamble  hereto.

"Bartech Minibars" shall mean minibars which are licensed, rented or sold to hotels by Bartech.

"Board"  shall  mean  the  Company's  Board  of  Directors.

"Contribution" shall mean any consideration contributed to the Company by or on behalf of a Stockholder, including all capital contributions made or to be made pursuant to Article 5 hereof, in respect of Shares or other securities of the Company.

"Common  Stock"  shall  have  the  meaning  set  forth  in  the recitals hereto.

"Common Stock Equivalents" shall mean securities, directly or indirectly, convertible into, or exchangeable or exercisable for, shares of Common Stock, including the Option Agreement, dated as of the date hereof, between the Company and Bartech (the "Option") if such Option is then exercisable, but not including the Purchase Option Agreement, dated as of as of the date hereof,, among the Company, Bartech, BarMedit and BarMedit Sub (the "Purchase Option").

"Company"  shall  mean  Hotel  Outsource Services, Inc., a Delaware corporation.

"Event of Bankruptcy" shall mean, with respect to any Stockholder, any of the following: (a) filing a voluntary petition in bankruptcy or for reorganization or for the adoption of an arrangement or an admission seeking the relief therein provided under any existing or future law of any jurisdiction relating to bankruptcy, insolvency, reorganization or relief of debtors; (b) making a general assignment for the benefit of creditors; (c) consenting to the appointment of a receiver for all or a substantial part of such person's property; (d) in the case of the filing of an involuntary petition in bankruptcy, an entry of an order of relief; (e) the entry of a court order appointing a receiver or trustee for all or a substantial part of such Stockholder's property without its consent; or (f) the assumption of custody or sequestration by a court of competent jurisdiction of all or substantially all of such Stockholder's property.

"GAAP" shall mean generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar functions or comparable stature and authority within the accounting profession), or in such other statements by such entity as may be in general use by significant segments of the U.S. accounting profession.

     "Indebtedness" shall mean: (i) any liability for borrowed money, (x) evidenced by a note, debenture, bond or other instrument of indebtedness, including any given in connection with the acquisition of property, assets or securities, or (y) for the payment of rent or other amounts relating to capitalized lease obligations, (ii) any liability of others of the nature described in clause (i) which the Company has guaranteed or which is otherwise its legal liability, or (iii) any modification, renewal, extension, replacement or refunding of any such liability described in clause (i) or (ii).
     "Initial Project" shall mean the installation of Bartech Minibars in the Hyatt Regency Hotel in San Francisco, California.

"Liens" shall mean any mortgage, lien, pledge, charge, security interest or encumbrance of any kind.

"Minibar Threshold" shall mean the installation of at least 5,000 Bartech Minibars in United States hotels in connection with Outsourcing to be provided by the Company.

"Outsourcing" shall mean those outsourcing services provided, directly or indirectly, by the Company to hotels and shall include (i) purchasing food, beverages and other items for storage in and sale from Bartech Minibars, and
(ii) stocking, restocking, maintaining and otherwise servicing Bartech Minibars. "Percentage Interest" shall mean the percentage that the number of Shares held by any Stockholder bears to the total number of Shares then outstanding.

     "Person" shall mean any individual, and any corporation, partnership, joint venture, association, limited liability company, trust, unincorporated organization or other entity.

     "Proportionate Share" shall mean that number of Shares determined by multiplying the number of Shares of capital stock subject to purchase or sale, by a fraction, the numerator of which shall be the number of Shares of Common Stock owned by the Stockholder whose Proportionate Share is being determined and the denominator of which shall be the aggregate number of Shares of Common Stock owned by all Stockholders entitled to and electing to participate in the purchase or sale of such Shares, assuming, for purposes of the calculation, the conversion and exchange of all Common Stock Equivalents.

"Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

"Shares" shall mean and include all shares of Common Stock and any other shares of capital stock entitled to vote as a class with the Common Stock, if any, owned by the Stockholders, respectively, including any securities issued or distributed in respect of, or issued in exchange or substitution for, such shares, whether presently held or hereafter acquired and whether or not such shares are listed on Schedule A hereto.

"Stockholder" shall have the meaning set forth in the Preamble to this Agreement.

"Trade Secrets" shall mean, with respect to any Person, any proprietary information, formula, patent, device or compilation used in such Person's business, in any form or medium whatsoever, that is treated as confidential and is generally not known by the public, including, without limitation, confidential methods of operation, organization and sources of supply and customer lists; provided, that, the term "Trade Secrets" shall not include information that is required to be disclosed under applicable law or by a valid subpoena or other court or governmental order, decree, regulation or rule.
"Turnkey  Installation"  shall  mean  the  installation  of  Bartech  Minibars.

..2     Usage.

(a) Any reference to a federal, state, local or foreign statute or law shall be deemed also to include all rules and regulations promulgated thereunder and  any  applicable  common  law,  unless  the  context  requires  otherwise.

(b) References to a document or a statute or other governmental rule are to it as amended and otherwise modified from time to time (and references to any provision thereof shall include references to any successor provision).

(c) References to Sections or to Schedules or Exhibits are to sections of, or schedules or exhibits to, this Agreement, unless the context otherwise requires.

(d) Unless the context otherwise requires, the definitions set forth herein are equally applicable both to the singular and plural forms and the feminine, masculine and neuter forms of the terms defined. In addition, any neuter personal pronoun shall be considered to mean the corresponding masculine or feminite personal pronoun, as the context requires.

(e) The term "including" and correlative terms are used in an illustrative sense rather than a limiting sense, and shall be deemed to be followed by "without limitation" whether or not followed by such words or words of like import.

(f) The use of the words "hereof," "herein," "hereunder," and words of similar import shall refer to this entire Agreement and not to any particular article, section, subsection, clause or paragraph of this Agreement, unless the context clearly indicates otherwise.

                                    ARTICLE 2

                        ORGANIZATION AND CAPITALIZATION

     .1 Authorization and Issuance. The Company is authorized to issue 3,000 shares of Common Stock. Each Stockholder represents and warrants that it the owner of the number and class of Shares set forth opposite his or her name on Schedule A hereto, free and clear of all liens, security interests, pledges, charges, encumbrances, voting trusts and other similar rights of any kind or nature whatsoever other than those created by this Agreement.

                                    ARTICLE 3

                      MANAGEMENT OF THE COMPANY; OPERATIONS

..1     Board  Representation;  Committees.

(a) The Board shall consist of no more than three members, or in the event that Bartech acquires additional shares of Common Stock pursuant to the Option, then the Board shall consist of no more than four members. Bartech shall be entitled to designate one member of the Board, or, in the event that Bartech acquires additional shares of Common Stock pursuant to the Option, then Bartech shall be entitled to designate two members of the Board (any such designated member, hereinafter referred to as a "Bartech Representative"). Bartech will not be required to designate any Board member it has a right to designate and, if it does not, such Board position shall remain vacant.

(b) The Board may establish such committees as its members deem necessary, desirable or appropriate. The members of any such committee shall be appointed by the Board; provided, that, unless otherwise agreed by Bartech, at least one Bartech Representative shall be appointed as a member of any such committee if Bartech has designated such Representation.

     .2 Observer Rights. If at any time Bartech opts not to designate a Bartech Representative to which it is so entitled, then Bartech shall instead be entitled to designate a person to act as an observer to attend any meeting of the Board. Such observer may be designated at or in advance of such meeting by written notice to the Company. Such observer shall be entitled to receive all notices relating to meetings of the Board as well as any documentation distributed to members of the Board prior to or at any meeting of the Board. If no observer has been designated at the time notice of any meeting or any documentation with respect thereto is to be sent to members of the Board, such notice and documentation shall be sent to Bartech as provided in Section 8.10 hereto. Any observer appointed pursuant hereto shall have the right to participate in meetings of the Board, receive all information and material presented to the Board, and be treated in all respects as a director; provided, that, an observer shall not have the right to vote at meetings of the Board and shall not have any of the fiduciary or other obligations of a director.

     .3 Voting Agreement; Irrevocable Proxy. Each of the Stockholders shall vote its Shares (whether now owned or hereinafter acquired) as required (including, without limitation, by amending the Company's Certificate of Incorporation and/or Bylaws, if necessary) in order to effect the Board and committee composition described in Sections 3.1(a) and 3.1(b). Each Stockholder hereby irrevocably constitutes and appoints Bartech as its proxy and attorney-in-fact with full power of substitution and acknowledges that the constitution and appointment of such proxy and attorney-in-fact are coupled with an interest and are irrevocable until the termination of the term of this Agreement, provided, that the foregoing appointment shall be limited only as necessary or appropriate to effect the Board and committee composition described in Sections 3.1(a) and 3.1(b) and for no other purposes.

     .4 Consent Rights. For so long as Bartech and/or any of its Affiliates collectively own at least 25% of then outstanding Shares (assuming, for purposes of this calculation, the conversion and exchange of all Common Stock Equivalents), the Company shall not, and no other Stockholder shall cause or permit the Company to, without the affirmative vote or written consent of
Bartech:

     (a) alter or amend the terms of any provision of the Company's Certificate of Incorporation, By-Laws or other governing documents;

     (b)  change  the  size  of  the  Board;
     (c) enter into a new line of business or change its primary line of business;

     (d) enter into any transaction with an Affiliate unless such Affiliate is a wholly-owned subsidiary;

     (e) enter into any contract or commitment out of the ordinary course of business or involving in excess of $1,000,000;

     (f) authorize or issue any capital stock or any option, warrant, put, call, note, bond, debenture, or other right exercisable, convertible or exchangeable for the Company's capital stock, other than issuances pursuant to a Board approved stock option or equity incentive plan;

     (g) declare or pay any dividend or make any distribution on, or purchase, redeem, or retire, any shares of its capital stock or any warrants, options or other rights to acquire any such shares, units, interests or other securities;

     (h) create, incur or suffer to exist any Indebtedness other than unsecured trade debt and any Indebtedness provided for in a Board approved budget;

     (i) incur any expense or make any capital expenditure out of the ordinary course of business, in one or more transactions, involving in excess of $100,000 at any one time or in excess of $100,000 in the aggregate;

     (j) sell or dispose of assets of the Company other than in the ordinary course of business;

     (k) take any action relating to the merger, sale, consolidation, dissolution, winding-up, liquidation or similar transaction, in one or more related transactions, involving all or substantially all of the capital stock or assets of the Company;

     (l) commence or consummate an underwritten public offering of the Company's equity securities;

     (m) enter into, terminate, modify or amend any contract or agreement out of the ordinary course of business;

     (n) create any subsidiary, unless such subsidiary shall be a wholly-owned subsidiary of the Company;

     (o) permit any subsidiary to authorize or issue any capital stock, membership units, partnership interests or other equity securities, or any option, warrant, put, call, note, debenture or other right exercisable, convertible or exchangeable for such subsidiary's equity securities, to any person or entity other than to the Company; or

     (p)  agree  to or permit any subsidiary to take any action set forth above.

                                    ARTICLE 4

                                   OPERATIONS

     .1 Character of the Business. The business of the Company (the "Business") is to provide Outsourcing to hotels using Bartech Minibars and related products in the United States. The Company shall be solely responsible for all sales to and negotiations with hotels for Outsourcing contracts, for the performance of such Outsourcing agreements, and for compliance with all applicable laws, rules and regulations.

     .2  Exclusivity.

     (a) BarMedit, BarMedit Sub and the Company each agree, on behalf of themselves and each of their respective Affiliates, to provide Outsourcing services in the United States only by using Bartech Minibars.

     (b) Bartech will not refer Outsourcing leads in the United States to any Person other than the Company and will not, without the Company's consent, knowingly sell, rent or license Bartech Minibars in the United States to any Person which intends to use them in Outsourcing for hotels; provided, that Bartech may refer Outsourcing leads or sell, rent or license Bartech Minibars to hotels (i) which have pre-existing relationships with outsourcing vendors other than the Company, or (ii) to which the Company is not able or not willing to provide Outsourcing. The Company shall promptly, but in any event no later than 10 days after receiving an inquiry from Bartech, indicate whether it is interested in pursuing a particular referral. If the Company does wish to pursue a particular referral or if the Company does not respond within such aforementioned 10-day period, then Bartech shall be free to refer such particular opportunity and any other hotels in the same chain as such particular opportunity to any other Person. Bartech will not enter into any joint venture, partnership or similar arrangement with any Person other than the Company relating to Outsourcing services in the United States.

     .3 Future Financings. If the Company's net income attributable to the Initial Project is positive, as determined in accordance with GAAP, BarMedit Sub shall, as soon as reasonably practicable, cause the Company to prepare and deliver a plan for financing (a "Financing Plan") additional projects and shall deliver such Financing Plan to Bartech. Such Financing Plan shall set forth the Company's plans in reasonable detail and shall be subject to the reasonable approval of Bartech.

     .4 Future Operations. If the Initial Project is successful, BarMedit Sub shall cause the Company to establish an Operating Office and Training Center in the United States. The expenses of such center will be borne by the Company, as will other costs related to the operation of the Company's business. The parties hereto agree that Bartech's sole financial commitment and responsibility with respect to the Company and its Business will be to make the Contributions described in Article 5.

     .5 Discount. Bartech shall sell Bartech Minibars for Turnkey Installation to the Company at a 15% discount from its then current United States price list and shall not offer such 15% discounts to other providers of Outsourcing arrangements in the United States except as contemplated by Section 4.2 hereof; provided, that such 15% discount shall apply to hardware and software only, and not to labor, training, transportation, taxes or duties, if any. In addition, Bartech shall provide certain maintenance services for $20 per hotel room per year, which services are more fully set forth on Schedule B hereto. Notwithstanding anything contained herein to the contrary, there shall be no discounts with respect to installation fees.

     .6 Best Efforts. BarMedit and the Company shall each use its best efforts to cause the Company to succeed and prosper in the Business.

                                    ARTICLE 5

                              EQUITY CONTRIBUTIONS
     .1 Initial Equity Contributions. Each of the Stockholders has made the Contributions set forth opposite their respective names on Schedule A hereto.

..2     Additional  Equity  Contributions.

     (a) Until the Minibar Threshold is accomplished, if the Board shall reasonably determine based on the Financing Plan that the Company requires additional funds for any purpose consistent with the character of the business of the Company as described in Section 4.1 hereof, then the Board may request that each of the Stockholders make an additional Contribution in the amount determined by the Board by delivering a notice (a "Contribution Notice") to each Stockholder, specifying: (i) the total amount of additional Contribution requested, (ii) each Stockholder's portion of the additional Contributions requested (which portion shall equal each such Stockholder's Percentage Interest), (iii) the use of the requested funds, (iv) the type and amount of Shares or other securities that such Stockholder will receive in respect of such additional Contribution, and (v) the date by which such requested funds are required, which date shall not be less than 120 days after the date such Contribution Notice is given. The Board shall also deliver to the Stockholders such additional information as may be reasonably requested by any Stockholder in connection with such additional Contribution. Each Stockholder shall contribute its respective portion of the additional Contribution requested by the Board on or prior to the date specified in the Contribution Notice (a member so contributing being referred to as a "Contributing Stockholder") by delivery of the applicable amount to the Company by wire transfer of immediately available funds or by bank or certified check and shall, promptly after receipt thereof by the Company, receive stock certificates or other evidence of the Shares or other securities specified in the Contribution Notice. (b) If any Stockholder shall fail to contribute all or any portion of its additional Contribution by the date specified in the Contribution Notice (hereinafter, a "Non-Contributing
Stockholder"), then the other Stockholder(s) shall be entitled, but not required, to fund all or any portion of the additional Contribution which the Non-Contributing Stockholder failed to pay and to receive, in respect thereof, additional Shares so that the Stockholders' respective Percentage Interests will be adjusted to reflect the amounts actually contributed by the parties hereto.

                                    ARTICLE 6

                       RESTRICTIONS ON TRANSFER OF SHARES

     .1  General  Restrictions.

     (a) No Stockholder shall transfer or otherwise dispose of any of its Shares or Common Stock Equivalents unless such transfer is made in accordance with the terms of this Agreement. Any attempt by any Stockholder to effect a transfer in violation of this Article 6 shall be void and ineffective for all purposes. The words "transfer" and "dispose" include the making of any sale, exchange, assignment, gift, security interest, pledge or other encumbrance, or any contract therefor, any voting trust or other agreement or arrangement with respect to the transfer of voting rights or any other beneficial interest in the Shares or Common Stock Equivalents, the creation of any other claim thereto or any other transfer or disposition whatsoever, affecting the right, title, interest or possession with respect to the Shares or Common Stock Equivalents.

     (b) Each certificate representing Shares or Common Stock Equivalents shall bear the following legend:

               THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A STOCKHOLDERS' AGREEMENT, DATED AS OF __________ __, 2001, WHICH CONTAINS PROVISIONS REGARDING THE ELECTION OF DIRECTORS OF THE COMPANY, RESTRICTIONS ON THE TRANSFER OF SUCH SECURITIES AND OTHER MATTERS. A COPY OF SUCH AGREEMENT IS AVAILABLE FOR INSPECTION AT THE PRINCIPAL OFFICE OF THE COMPANY.

     (c) Notwithstanding anything contained herein to the contrary, any Stockholder may transfer all or any portion of its Shares or Common Stock Equivalents to an Affiliate (and an Affiliate may transfer Shares or Common Stock Equivalents back to such Stockholder or to another Affiliate of such Stockholder) without compliance with the other provisions of this Article 6; provided, that said Affiliate becomes a party to, and agrees to be bound by, the terms and conditions of this Agreement by executing and delivering to the Company an instrument of accession substantially in the form annexed hereto as Exhibit A.

..2     Right  of  First  Refusal.

     (a) If any Stockholder (a "Selling Stockholder") desires to transfer any of its Shares or Common Stock Equivalents pursuant to a bona fide offer received from a third party (a "Third Party Offer"), such Selling Stockholder shall give each other Stockholder written notice ("Notice") of such desire to transfer Shares or Common Stock Equivalents. No Notice of any proposed transfer by sale shall be valid unless the Selling Stockholder has received a bona fide written offer (the "Offer") to purchase such Shares or Common Stock Equivalents from a third party. The Notice shall describe the terms and conditions of such transfer and shall be accompanied by a copy of such Offer and information concerning the identity and background of the proposed purchaser. Each Stockholder (other than the Selling Stockholder) shall then have the right, but not the obligation, to purchase all or a portion of the Shares or Common Stock Equivalents which the Selling Stockholder desires to sell (the "Offered Securities"), at the price and on the terms set forth in the Offer; provided, that, within 15 days following of the effective date of the Notice, such Stockholder gives written notice to the Selling Stockholder of its intention to purchase such Offered Securities.

     (b) If the Stockholders taken together do not elect to purchase, in the aggregate, all of the Offered Securities, all of such Offered Securities may be transferred to the proposed purchaser at the price, and upon the other terms, set forth in the Offer, subject, however, to the provisions of paragraph (c) below and the rights of the Stockholders provided in Section 6.3 hereof.

     (c) The transfer of a Selling Stockholder's Shares or Common Stock Equivalents to a third party must be consummated within 90 days following the effective date of the Notice. If for any reason the transfer to the third party of the Selling Stockholder's Shares or Common Stock Equivalents (and, pursuant to Section 6.3 hereof, the Shares or Common Stock Equivalents of any other Stockholder) is not consummated within such period, or if the terms of the proposed transfer are changed such that they are more favorable to the third party than those set forth in the Offer, then such sale may not be consummated without repetition of the procedures set forth in this Section 6.2 and Section
6.3 hereof. Furthermore, no Shares or Common Stock Equivalents shall be transferred to a third party on the books of the Company until the Company has received a written agreement from the third party, satisfactory in scope and form to counsel to the Company, to be bound by all the terms and conditions of this Agreement. Upon receipt of such agreement, the third party shall be considered a "Stockholder" for purposes of this Agreement.

     (d) In no event shall a transfer of Shares or Common Stock Equivalents to any third party pursuant to this Section 6.2 include payment of consideration other than cash or promissory notes of the purchaser.

     .3  Come-Along  Right.

     (a) In connection with any proposed purchase of Shares or Common Stock Equivalents representing at least 51% of the then outstanding Shares (assuming conversion, exercise or exchange of any Common Stock Equivalents which are subject to such proposed purchase) from a Stockholder or Stockholders to a third party in accordance with the provisions of Section 6.2, each other Stockholder (other than the Stockholders desiring to sell such Shares) shall have the right, but not the obligation (a "Come-Along Right"), to require the third party to purchase from such Stockholder rather than from the Selling Stockholder(s), up to the number of Shares equal to such Stockholder's Proportionate Share. The transfer of Shares by a Stockholder exercising its Come-Along Right pursuant to this Section 6.3 shall not be subject to the right of first refusal provided for in Section 6.2 hereof; provided that it is understood that such transfer of Shares or Common Stock Equivalents shall only be made if the transfer of Shares or Common Stock Equivalents to the third party is consummated after compliance with Section 6.2.

     (b) The Come-Along Right may be exercised by a Stockholder by delivery of a written notice to the Selling Stockholder(s) within the 30-day period following the effective date of the Notice referred to in Section 6.2(a) hereof, which notice shall set forth the number of Shares such Stockholder elects to sell.

     (c) Notwithstanding anything to the contrary contained herein, if any third party offering to purchase Shares or Common Stock Equivalents does not purchase all of the Shares offered by the other Stockholders pursuant to this Section 6.3, then the Selling Stockholder(s) shall not be entitled to sell any Shares to such third party, whether pursuant to the terms originally agreed to by the Selling Stockholder(s) and such third party or any other terms, without again complying with Section 6.2 and this Section 6.3.

     (d)  Any  Stockholder  exercising  its  Come-Along  Right  pursuant to this
Section 6.3 who holds Common Stock Equivalents may, pursuant hereto, sell the Shares issuable upon exercise, conversion or exchange of such Common Stock Equivalents if, prior to such sale, such Stockholder so exercises, converts or exchanges such Common Stock Equivalents; provided, that, any Shares so sold shall count towards such Stockholder's Proportionate Share. In addition, in the event that a Selling Stockholder has proposed to sell Common Stock Equivalents, any other Stockholder who exercises its Come-Along Right pursuant to this
Section 6.3 may sell such Stockholders' Shares on the same terms as the Selling Stockholder sells its Common Stock Equivalents, except that the price per Share shall be adjusted to reflect the price per Share paid for the Common Stock Equivalent plus the additional per Share price payable upon exercise, conversion or exchange of such Common Stock Equivalent.

     .4  Closing  Procedures.

     (a) Any Person giving notice electing to purchase Shares or Common Stock Equivalents which it is entitled to purchase pursuant to the terms of this Agreement shall be obligated to purchase such Shares or Common Stock Equivalents, and the Selling Stockholder shall be obligated to sell such Shares or Common Stock Equivalents, at the price and upon the terms set forth in this Agreement.

     (b) Unless the parties to any purchase and sale pursuant to this Agreement otherwise agree in writing, the closing of any purchase and sale of:

          (i) Offered Securities pursuant to Section 6.2 shall take place on the later of (x) the date specified in the Notice, and (y) the 30th day after the effective date written notice is given by the last of the Stockholders electing to participate in such purchase; and

          (ii) Shares or Common Stock Equivalents pursuant to Section 6.3 shall take place on the later of (x) the date specified in the Notice, and (y) the 30th day after the effective date written notice is given by the last of the Stockholders exercising its respective Come-Along Right; and

          (iii) in any case, at such other time and place as the parties to such purchase and sale otherwise agree in writing.

     (c) At the closing, the purchaser(s) shall deliver, by wire transfer or by certified or official bank check, an amount, in cash, equal to the full purchase price for the Shares or Common Stock Equivalents to be purchased unless the terms and conditions set forth in the Offer relating to such sale permit payment of the purchase price, in whole or in part, in installments or by delivery of one or more promissory notes in which event the purchase price may be paid in the same manner as set forth in such Offer.

     (d) By delivering the certificates at the closing, the seller of such Shares or Common Stock Equivalents shall be deemed to represent that (i) it has the power and authority to sell the Shares or Common Stock Equivalents being sold by such seller, and (ii) the purchaser thereof will receive good title to such Shares or Common Stock Equivalents, free and clear of all liens, security interests, pledges, charges, encumbrances, voting trusts and other similar rights of any kind or nature whatsoever, and preemptive rights, other than those created by this Agreement. The purchaser shall deliver at the closing an appropriate investment representation if required by the Securities Act.

                                    ARTICLE 7

                              ADDITIONAL AGREEMENTS

     .1  Information  Rights. BarMedit Sub shall cause the Company to deliver to
Bartech:

          (a) as soon as available, and in any event within 30 days after the end of each month, a profit and loss statement and key monthly metrics for such monthly accounting period and on a cumulative basis for the fiscal year to date and a balance sheet as at the last day of such monthly accounting period;

          (b) as soon as available, and in any event within 45 days after the end of each quarterly fiscal period of each fiscal year of the Company, consolidated statements of income, retained earnings and cash flow of the Company, for such period and for the period from the beginning of the respective fiscal year to the end of such period, and the related consolidated balance sheet of the Company as at the end of such period setting forth in the case of each such statement in comparative form the corresponding figures for the corresponding period in the preceding fiscal year (if any);

          (c) as soon as available and in any event within 90 days after the end of each fiscal year of the Company, consolidated statements of income, retained earnings and cash flow of the Company for such fiscal year, and the related consolidated balance sheet of the Company as at the end of such fiscal year, setting forth in the case of each such statement in comparative form the corresponding figures for the preceding fiscal year (if any), and accompanied by an audit report from the Company's independent public accountants;

          (d) with reasonable promptness after the date on which the Company first obtains knowledge of such, written notice of all legal or arbitration proceedings, and all proceedings by or before any governmental or regulatory authority or agency, and each material development in respect of such legal or other proceedings, affecting the Company, which proceeding involves at least $50,000;

          (e) as soon as available, but in any event within 90 days after commencement of each new fiscal year, a budget consisting of a business plan and projecting financial statements for such fiscal year; and

          (f) with reasonable promptness, such other notices, information and data as the Company deems material to its business or operations.

     .2  Inspection  Rights.  BarMedit  Sub  shall  cause  the Company to permit
Bartech and its representatives to visit and inspect the properties of the Company, including its corporate and financial records, and to discuss its business and finances with officers of the Company, during normal business hours following reasonable notice and as often as may be reasonably requested, without interruption of the business of the Company.

     .3 Insurance. BarMedit shall cause the Company to purchase and maintain insurance policies, satisfactory to Bartech and each hotel with which the Company contracts, of the type and with coverages in amounts customary for companies similarly situated.

     .4  Non-Disclosure;  Non-Solicitation  and  Non-Competition.

     (a) All Trade Secrets which any Stockholder may now possess or may obtain or create while a stockholder of the Company, or may create after it is no longer a stockholder of the Company through substantial reliance upon or incorporation of Trade Secrets obtained while it was a stockholder of the Company, relating to (i) the Company, (ii) any other Stockholder, or (iii) any of their respective Affiliates, customers, suppliers, businesses and investments, shall not, except as may otherwise be required by law or any legal process, be used, communicated, divulged, published, disclosed or otherwise made accessible by such Stockholder to any other Person while such Stockholder is a stockholder of the Company or at any time thereafter.

     (b) Each Stockholder agrees, during the period that it is a stockholder of the Company and for one year thereafter (the "Restrictive Period"), not to, directly or indirectly, alone, in association with or as a stockholder, principal, agent, partner, officer, director, employee or consultant of any other organization, interfere with or endeavor to entice away any Person who, is on the date hereof, or at any time before the end of the Non-Solicitation Period becomes an employee, or a customer or supplier of the Company, any other Stockholder, or any of their respective Affiliates.

     (c) Except as contemplated by this Agreement, each Stockholder agrees, during the Restrictive Period, not to, directly or indirectly, alone, in association with or as a stockholder, principal, agent, partner, officer, director, employee or consultant of any other organization, engage in any Competitive Enterprise, anywhere within any state in the United States. For the purpose hereof, "Competitive Enterprise" is defined as any business that provides services that compete with the services being provided by the Company or any other Stockholder at any time during the Restrictive Period. Notwithstanding the foregoing, the ownership by any Stockholder of not more than two percent of the outstanding shares of capital stock of any corporation having a class of equity securities actively traded on a national securities exchange or on the Nasdaq National Market shall not be deemed, in and of itself, to be a violation of this Section 7.4.

                                    ARTICLE 8

                                  MISCELLANEOUS

     .1 Term. Except to the extent otherwise provided herein, this Agreement shall continue in full force and effect as of and after the date hereof until the earlier of (i) 10 years from the date of this Agreement, (ii) the closing of a firm commitment underwritten public offering pursuant to an effective registration statement under the Securities Act covering the offer and sale of Common Stock, (iii) by the written consent of all the Stockholders, (iv) upon the occurrence of an Event of Bankruptcy with respect to one of the Stockholders, (v) upon written notice by any Stockholder upon the occurrence of a material breach of this Agreement by any other party hereto, (vi) upon written notice by any Stockholder in the event that the actions of or failure to act by another party hereto has resulted in a material adverse effect on such Stockholder, or (vii) upon the consummation of the transactions contemplated by the Purchase Option.

     .2 Remedies. In the event of a breach or a threatened breach by any party to this Agreement of its obligations under this Agreement, any party injured or to be injured by such breach, in addition to being entitled to exercise all rights granted by law, including, without limitation, recovery of damages, will be entitled to specific performance of its rights under this Agreement. The parties agree that the provisions of this Agreement shall be specifically enforceable, it being agreed by the parties that any remedy at law, including monetary damages, for breach of any such provision will be inadequate compensation for any loss and that any defense in any action for specific performance that a remedy at law would be adequate is waived.

     .3 Addition of Parties. The Company agrees that, until the termination of this Agreement it will cause each Person who acquires Shares or Common Stock Equivalent of the Company to enter into this Agreement and thereby to be bound by the terms hereof, all by execution of an instrument of accession substantially in the form annexed hereto as Exhibit A. Any such Person so entering into this Agreement shall be deemed to be a Stockholder for purposes of this Agreement. The parties hereto agree, that, if, at any time a Person entering this Agreement shall be a natural person, then the parties shall in good faith negotiate to amend or modify this Agreement to include such additional provisions as may be appropriate, necessary or desirable, including, without limitation, provisions relating to restrictions on transfer of Shares or Common Stock Equivalents, or rights to purchase Shares or Common Stock Equivalents upon such individual's death or termination of employment or in the case of his or her bankruptcy, divorce or other circumstances.

     .4 Party No Longer Owning Shares. If a party hereto ceases to own any Shares or Common Stock Equivalent, such party will no longer be deemed to be a Stockholder.

     .5 Application to Other Securities. The provisions of this Agreement shall be deemed to apply equally to any Shares or Common Stock Equivalent or other securities distributed in respect of such Shares or Common Stock Equivalent.

     .6 Binding Effect. This Agreement shall be binding upon and inure to the benefit of the Company and its successors and assigns and the Stockholders and their respective successors and permitted assigns.

     .7 Entire Agreement. This Agreement sets forth the entire understanding of the parties with respect to the subject matter hereof, supersedes all existing agreements among them concerning such subject matter, and may be modified only by a written instrument duly executed by each party.

     .8 Waiver. Any waiver by any party of a breach of any provision of this Agreement shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Agreement. The failure of a party to insist upon strict adherence to any term of this Agreement on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement. Any waiver must be in writing.

     .9 Severability. If any provision of this Agreement is invalid, illegal or unenforceable, the balance of this Agreement shall remain in effect, and if any provision is inapplicable to any person, party or circumstance, it shall nevertheless remain applicable to all other persons, parties and circumstances.

     .10 Notices. All notices and other communications provided for or permitted hereunder shall be in writing and shall be deemed to have been duly given if delivered personally or sent by overnight courier, telex, telegram or telecopy or sent by registered or certified mail (return receipt requested) postage prepaid to the address of the party set forth on Schedule A hereto, or in the case of the Company, to its offices at 40 Wall Street, Suite 33A, New York, New York 10005; Attention: Jacob Ronnel, or, in the case of a person who becomes a party to this Agreement after the date hereof, at the address provided by such party at the time he, she or it becomes a party (or at such other address for any party as shall be specified by like notice). Any notices or other communications given by personal delivery, overnight courier, telex, telegram or telecopy shall be deemed given when so delivered, telexed, telegrammed or telecopied, and any notices or other communications given by registered or certified mail shall be deemed effective upon registration or certification thereof; provided that notices of a change of address shall be deemed given only upon receipt thereof.

     .11 Further Assurances. At any time and from time to time each party agrees, at his or her expense, to take such actions and to execute and deliver such instruments, documents and agreements as may be reasonably necessary to carry out the intent and effectuate the purposes of this Agreement.

     .12 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     .13 Governing Law. This Agreement shall be construed and enforced in accordance with the laws of the State of New York without giving effect to principles governing conflicts of law.

     .14 Filing of the Agreement. A copy of this Agreement shall be filed at the offices of the Company.

     .15 Arbitration. Except as otherwise expressly provided herein, any dispute, claim or controversy arising out of, in connection with, or relating to this Agreement, or any breach or alleged breach thereof, shall be submitted to the American Arbitration Association in the City of New York for resolution pursuant to its rules as then in effect. Any award rendered shall be final, binding and conclusive upon the parties and all other persons and a judgment thereon may be entered in any Court in the State of New York or any Federal Court sitting within such State, and the Company and each Stockholder irrevocably consents to the jurisdiction of such Courts for such purpose. The Company and each Stockholder hereby waive personal service of any summons, complaint or other process in any such action, suit or proceeding and agree that service thereof may be made in accordance with Section 8.10 of this Agreement

     .16 Construction. The initial parties to this Agreement have participated jointly in the negotiation and drafting of this Agreement. In the event of an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by all of the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

                                  *  *  *  *  *

     IN WITNESS WHEREOF, the parties hereto have hereunto set their hands as of the day and year first above written.

HOTEL  OUTSOURCE  SERVICES,  INC.

      /s/ Jacob Ronnel and Ariel Almog
By: ___________________________________
           Jacob Ronnel and Ariel Almog
     Name:  ___________________________
               CEO and       COO
     Title: ___________________________

HILA  INTERNATIONAL  CORP.


      /s/ Jacob Ronnel and Ariel Almog
By: ___________________________________
           Jacob Ronnel and Ariel Almog
     Name:  ___________________________
               CEO and       COO
     Title: ___________________________


BARTECH  SYSTEMS  INTERNATIONAL,  INC.

     /s/ Daniel Cohen
By: ___________________________________
             Daniel Cohen
     Name:  ___________________________
            President and CEO
     Title: ___________________________


                                                        ACKNOWLEDGED AND AGREED:
                                        The undersigned acknowledges and agrees to the foregoing provisions and guarantees in full the obligations of the Company and BarMedit Sub under this Agreement.
BARTECH  MEDITERRANEAN  LTD.

     /s/ Ariel Almog
By: ___________________________________
            /s/ Jacob Ronnel
     Name:  ___________________________
             Director and General Manager
     Title: ___________________________

                                   SCHEDULE A

Name  and  Address                                        Number  of  Shares

Hila  International  Corp.                                700

63  Wall  Street,  Suite  1801

New  York,  New  York  10005

Attention:  Jacob  Ronnel

Facsimile:  011.9723.516.8577

Bartech  Systems  International,  Inc.                    300

251  Najoles  Road,  Suite  A

Millersville,  Maryland  21108
Attention:  Daniel  Cohen

Facsimile:  (410)  729-7723

                                   Sched. A-1

                                    EXHIBIT A

                               ADOPTION AGREEMENT

     This Adoption Agreement (this "Adoption Agreement") is executed pursuant to the terms of the Stockholders' Agreement of Hotel Outsource Services, Inc., a Delaware corporation (the "Company"), dated as of __________ ___, 2001 (as amended, supplemented or restated, the "Stockholders' Agreement"), a copy of which is attached hereto, by the undersigned. By executing this Adoption Agreement, the undersigned agrees as follows:

     1. Acknowledgment. The undersigned acknowledges receipt of the Stockholders' Agreement and that the undersigned is acquiring _________ shares of the common stock of the Company [or describe other securities], subject to the terms and conditions of the Stockholders' Agreement. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Stockholders' Agreement.

     2. Agreement. The undersigned agrees to be bound by the terms of the Stockholders' Agreement with the same force and effect as if the undersigned were originally a party thereto.

     3. Notice. Any notice required or permitted by the Stockholders' Agreement shall be given to the undersigned at the address listed below the undersigned's signature.

                                                  ______________________________
Agreed  this  ____  day  of  _______,  20___.     {Signature}

                                                  ______________________________
Address  for  Notice  Purposes:                   {Print  Name}

________________________________________
________________________________________
________________________________________